Exhibit 10.3

COLLATERAL PARTICIPATION AGREEMENT

COLLATERAL PARTICIPATION AGREEMENT, dated as of February 28, 2008, by and between eLANDIA INTERNATIONAL INC., a Delaware corporation (the “Lender”) and STANFORD INTERNATIONAL BANK, LTD., a Antiguan banking corporation (the “Participant”).

RECITALS

WHEREAS, Lender and Participant are parties to that certain Preferred Stock Purchase Agreement dated as of February 20, 2008 (“PSPA”); and

WHEREAS, Lender has agreed to purchase (the “Loan Purchase”) all of the indebtedness (the “Latin Node Loan”) owed by Latin Node, Inc., a Florida corporation (the “Borrower”) to Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”), and in connection therewith, Lender will become the assignee of all of the interests held by Laurus in the Collateral (as defined below); and

WHEREAS, the Participant has agreed to provide to the Lender the funds it needs to accomplish the Loan Purchase in exchange for the Lender issuing (i) $8,000,000 of Series B Convertible Preferred Stock, $0.00001 par value per share (the “Preferred Stock”) and (ii) Warrants to purchase 4,158,000 shares of Common Stock (the “Warrants”) to the Participant earlier than had otherwise been contemplated under the PSPA and pursuant to the terms of that certain First Amendment to Preferred Stock Purchase Agreement (“Amendment”) to be executed and delivered by Lender and Participant contemporaneously with the execution and delivery of this Agreement; and

WHEREAS, in connection with the issuance of the Preferred Stock and Warrants, and as additional collateral for the Lender’s obligations to the Participant pursuant to the eLandia Loan (as hereinafter defined), the Lender has agreed to grant a 100% participation interest in the Collateral to the Participant and the Participant desires to accept such participation on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby conclusively acknowledged, the parties hereto agree as follows:

ARTICLE I. DEFINITIONS. The following terms, when used herein, shall, unless the context otherwise requires, have the following meanings:

“Agreement” means this Collateral Participation Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Collateral” means all of the security interests and other rights in the assets of the Borrower which were pledged, mortgaged, hypothecated or assigned to or deposited with Laurus by the Borrower pursuant to or as security for the Latin Node Loan, including all products and proceeds thereof.

“Collateral Documents” means all documents, instruments and agreements (i) granting or evidencing any security interests in or liens on the assets of the Borrower in favor of Laurus, (ii) evidencing the assignment thereof by Laurus to the Lender, and (iii) any amendments, restatements or supplements thereto.

“eLandia Loan” means that certain loan made by Participant to Lender and evidenced by the following promissory notes executed by Lender in favor of Participant: (i) Convertible Promissory Note, dated February 16, 2007, in the principal amount of $25,300,000 and (ii) Convertible Promissory Note, dated June 25, 2007, in the principal amount of $5,000,000 (collectively, the “Notes”).

“Participation” means an undivided interest in the Collateral granted to the Participant pursuant to the provisions of this Agreement.

“Trigger Event” means the occurrence of any of the following events: (i) the Lender has failed to appoint Pedro (Pete) Pizarro as its Chief Executive Officer by no later than April 15, 2008, (ii) any default or event of default has occurred under any of the documents, instruments and agreements evidencing the Latin Node Loan, (iii) any default or event of default has occurred under any of the documents, instruments and agreements evidencing the eLandia Loan; or (iv) the breach of any material terms of this Agreement or the Amendment, which breach remains uncured for more than ten (10) days following Participant’s written notice to Lender of such breach.

ARTICLE II. PARTICIPATION

Section 2.1. Offer and Acceptance. The Lender hereby offers to the Participant, and the Participant hereby accepts such offer, a one hundred percent (100%) Participation in the Collateral.

Section 2.2 Consideration. No additional consideration shall be owed in connection with the Participation other than the payment by the Participant to the Lender of $8,000,000 for the Preferred Stock.

Section 2.3. Characterization as Sale or Assignment. The Participation sold hereunder shall constitute an absolute sale and assignment, without recourse to the Lender, of an undivided interest in the Lender’s right, title, and interest in and to the Collateral and the Collateral Documents.

ARTICLE III. ADMINISTRATION

Section 3.1. Collateral. Lender shall hold in its name, for the benefit of itself and Participant, all of the Collateral, and shall cause Borrower to make whatever filings and recordings are needed to perfect Lender’s liens on the Collateral, provided that Lender shall have no liability for failing to take such action unless Lender has failed to take the action after specific written notice to Lender from Participant.

Section 3.2. Transactions Affecting the Collateral. The Lender is hereby authorized to control, manage and service the Collateral without obtaining the prior approval of Participant, so long as Lender exercises the same degree of care, skill, caution, and prudence as customarily exercised by Lender in connection with transactions for its own account. Subject to the other provisions of this Agreement, Lender shall administer the Collateral so as to preserve its value in a manner consistent with the foregoing standard. Lender shall not, however, without the prior written consent of the Participant, which may be granted or withheld by the Participant in its sole and absolute discretion, or unless Lender reasonably believes that the value of the Collateral will be impaired unless Lender takes action, take any action: (a) other than as permitted under the Collateral Documents, to release, substitute or exchange any Collateral, (b) to enforce or to refrain from enforcing any of the Collateral Documents, (c) to give consents, approvals or waivers in connection with the Collateral Documents or any of the Collateral, or (d) to agree to any amendments or modifications of any of the Collateral Documents or the Collateral.

Section 3.3. Trigger Event. Upon and after the occurrence of any Trigger Event, at the determination of the Participant in its sole and absolute discretion, the Participant may at any time, and from time to time, direct the Lender to sell, transfer or otherwise liquidate any or all of the Collateral and remit the proceeds thereof to the Participant. The Lender shall, as promptly as possible, to the extent permitted under the documents evidencing and securing the Latin Node Loan, comply with such direction of the Participant.

Section 3.4. Insurance Proceeds. In the event Lender, under the terms of the Collateral Documents, has the discretion of applying (as opposed to the obligation to apply) any insurance proceeds to the Latin Node Loan, or remitting such proceeds to the Borrower, the Lender shall not take any action with respect thereto without the prior written consent of the Participant, which may be granted or withheld by the Participant in its sole and absolute discretion.

Section 3.5. Notice of Default. Lender shall promptly notify the Participant of the occurrence of any default by the Borrower under the Latin Node Loan of which the Lender has knowledge. Upon such notice, Lender and Participant shall agree on a course of action. Unless and until such an agreement is reached, the Lender shall not take any action with respect to the Latin Node Loan.

Section 3.6. Books and Records. Lender shall hold in its possession, for the benefit of Lender and Participant in accordance with the terms of this Agreement, the originals (or original counterparts) of each of the Collateral Documents and all other material documents or instruments delivered to Lender pursuant to or in connection with the transactions contemplated by any of the Collateral Documents. Lender will furnish Participant with copies of all original Collateral Documents. Lender shall also keep in its files, for the benefit of the Participant, resolutions, correspondence, schedules, credit information, appraisals and such other instruments and documents pertaining to the transactions contemplated hereby or by any of the Collateral Documents as Lender may deem advisable. Participant shall have the right to examine and photocopy the original Collateral Documents, or original counterparts thereof, and other documents and information relating to the transactions contemplated thereby contained in

Lender’s files during normal business hours at the office of Lender, upon Participant’s delivery of reasonable prior notice to Lender.

Section 3.7. Assignment and Subparticipation. The Lender agrees that it will not sell, assign, convey, subparticipate, subdivide, encumber, or otherwise transfer any of its rights or obligations hereunder, in the Participation or in the Latin Node Loan without the prior written consent of the Participant.

Section 3.8. Insolvency or Bankruptcy of Lender. In the event of the insolvency or the filing of a petition for bankruptcy by the Lender, whether voluntary or involuntary, or the appointment by any public authority or court of a receiver or trustee for the Lender, or in the event of the involuntary sale of the Lender’s interest in the Latin Node Loan, Participant shall have an option, which is hereby granted, to exercise all of the powers herein granted to the Lender. In the event of the exercise of said option, the documents and instruments evidencing, securing and supporting the Latin Node Loan, together with necessary or proper assignments, transfers and documents of authority, shall be forthwith delivered to the Participant and, thereafter, the Participant shall have all of the powers, rights and duties of the Lender under this Agreement and the Lender shall be deemed a participant.

ARTICLE IV. REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties. The Participant and the Lender each represent and warrant, one to the other, that the making and performance of this Agreement is within its power and has been duly authorized by all necessary corporate and other action required by it, that this Agreement is in compliance with all applicable laws and regulations promulgated thereunder and does not conflict with any agreements by which it is bound, and that this Agreement has been duly executed by it, and constitutes its legal, valid, and binding obligation, enforceable in accordance with its terms, except as may be limited by insolvency and other laws pertaining to creditors’ rights generally.

Section 4.2. Sufficiency and Validity of Loan and Collateral Documents. The Lender makes no representations or warranties as to the due execution, validity, sufficiency, enforceability and collectability of the Latin Node Loan and the evidence thereof, including, without limitation, the Collateral Documents and the Collateral (including, without limitation, the lien or priority thereof).

ARTICLE V. TERMINATION. This Agreement, and the Participation, shall terminate and be of no further force and effect at such time as the earlier to occur of: (i) the repayment in full of the Latin Node Loan by the Borrower to the Lender, (ii) the First Closing (as defined in the PSPA), and (iii) the liquidation of all of the Collateral.

ARTICLE VI. NOTICES. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when delivered pursuant to the terms set forth in the PSPA.

ARTICLE VII. MISCELLANEOUS

Section 7.1. Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the principles of conflicts of laws thereunder. Any litigation arising our of or in connection with this Agreement shall be brought in the State or Federal Courts sitting in Miami-Dade County, Florida.

Section 7.2. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, illegal or unenforceable in any respect, then the invalidity of such covenant, agreement, provision or term of this Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 7.3. Entire Agreement. This Agreement sets forth the entire agreement between the Lender and the Participant relating to the subject matter hereof and supersedes any prior written or oral statements or agreements with respect to the matters covered hereby.

Section 7.4. Headings. The headings in this Agreement are for convenience only and shall not define or limit the provisions hereof.

Section 7.5. Amendment and Waiver. This Agreement may be amended or modified only by an instrument signed by a duly authorized officer of each of the parties hereto. A waiver of any provision of this Agreement must be in writing, designated as such, and signed by a duly authorized officer the party against whom enforcement of the waiver is sought. The waiver by a party of any right to bring an action for breach of any provision of this Agreement shall not operate or be construed as a waiver of any right to bring an action for any subsequent, similar or other breach.

Section 7.6. Counterparts. This Agreement may be executed by the parties on any number of separate counterparts, and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

Section 7.7. Attorneys’ Fees. In the event of a dispute between the Lender and the Participant in connection with or otherwise related to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs from the non-prevailing party.

Section 7.8. Waiver of Trial by Jury. EACH OF THE PARTIES HERETO DO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT WHICH THEY HAVE OR MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION, PROCEEDING, SUIT, LITIGATION, CLAIM, DEFENSE OR COUNTERCLAIM WHICH (A) IS BASED UPON THE PARTICIPATION, THE LATIN NODE LOAN OR THIS AGREEMENT OR ANY PROVISION THEREOF OR HEREOF, (B) ARISES OUT OF, UNDER, OR IN CONNECTION WITH THE PARTICIPATION, THE LATIN NODE LOAN OR THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT, OR AGREEMENT MENTIONED THEREIN OR HEREIN OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION THEREWITH OR HEREWITH, OR (C) ARISES OUT OF, IN CONNECTION WITH, OR IS BASED UPON ANY CONDUCT, COURSE OF

CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RESPECTING ANY MATTER ADDRESSED OR CONTEMPLATED IN THIS AGREEMENT. THIS WAIVER IS INTENDED TO BE APPLICABLE THROUGHOUT THE PERIOD OF TIME DURING WHICH THIS AGREEMENT WAS NEGOTIATED, TO THE PRESENT TIME, AND AT ALL TIMES IN THE FUTURE UNTIL ALL APPLICABLE STATUTES OF LIMITATION RESPECTING THE TYPES OF LEGAL ACTIONS AND CLAIMS COVERED HEREBY SHALL HAVE RUN, NOTWITHSTANDING THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT THIS WAIVER OF RIGHT TO TRIAL BY JURY FORMS AN INTEGRAL PART OF THE CONSIDERATION FOR EACH PARTY TO ENTER INTO THIS AGREEMENT AND THAT THIS PROVISION CONSTITUTES A MATERIAL INDUCEMENT TO THE OTHER. EACH PARTY HERETO DOES HEREBY EXPRESSLY ACKNOWLEDGE HAVING RECEIVED ADVICE OF COUNSEL RESPECTING THE LEGAL CONSEQUENCES OF THIS WAIVER OF RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the date first written above.

ELANDIA INTERNATIONAL INC.

By:	/s/ Harley L. Rollins
Name:	Harley L. Rollins
Title:	Chief Financial Officer

STANFORD INTERNATIONAL BANK LTD.

By:	/s/ James M. Davis
James M. Davis
Chief Financial Officer

[SIGNATURE PAGE – PARTICIPATION AGREEMENT]